Exhibit 10.1

Execution Copy

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This Amendment No. 2 to Credit Agreement (this “Amendment”) dated as of October 24, 2022, is among Baudax Bio, Inc., a Pennsylvania corporation (“Borrower”), Baudax Bio N.A. LLC, a Delaware limited liability company (“Baudax LLC”), Baudax Bio Limited, a private company incorporated under the laws of Ireland limited by shares having company number 562027 (together with Baudax LLC, collectively, the “Guarantors” and together with the Borrower, the “Loan Parties”), Wilmington Trust, National Association, not individually, but solely in its capacity as administrative and collateral agent for the Lenders (the “Agent”) and the Lenders party hereto.

WHEREAS, the Borrower, the Lenders and the Agent are party to that certain Credit Agreement, dated as of May 29, 2020, as amended by that certain Amendment No. 1 and Waiver to Credit Agreement, dated as of August 1, 2022 (collectively, the “Credit Agreement”), pursuant to which the Lenders agreed to make loans to the Borrower on the terms set forth therein;

WHEREAS, the Borrower notified the Agent that the Borrower anticipates failing to maintain an aggregate cash amount of $5,000,000 in the Liquidity Accounts and the Borrower is requesting certain amendments contained herein to prevent such failure and an Event of Default;

WHEREAS, the Borrower has requested that the Agent and the Lenders make certain amendments to the Credit Agreement, and the Agent and the Lenders are willing to make such amendments to the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions: Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2. Amendment. Upon the effectiveness of this Amendment, the Credit Agreement is hereby amended as follows:

(a) Section 2.4.1 is amended and restated in its entirety as follows:

“(a) Subject to earlier Payment In Full following the occurrence of an Event of Default or termination of this Agreement, the Borrower shall repay the Loans as follows: (i) commencing on the Amortization Date, and on each Interest Payment Date thereafter until the Interest Payment Date on December 1, 2022, in equal monthly installments of principal based on an amortization schedule of 36 months, (ii) an additional payment of principal in the amount of $300,000 prior to December 31, 2022, and (iii) commencing on the Interest Payment Date on January 2, 2023 and on each Interest Payment Date thereafter until the Obligations are repaid in full, the principal amount of $500,000.”

(b) Section 7.17.1 is amended and restated in its entirety as follows:

“7.17.1 Liquidity Accounts. Not suffer or permit the aggregate amount of cash in the Liquidity Accounts (a) from October 1, 2022 to November 30, 2022 to be less than $3,000,000 at any time, (b) from December 1, 2022 to February 28, 2023 to be less than $4,500,000, and (c) from and after March 1, 2023 to be less than $4,000,000.”

(c) A new Section 7.5(d) is added to the Credit Agreement as follows:

“(d) Without the prior written consent of the Lenders, prior to December 31, 2022, make or permit any payment under the Meloxicam Acquisition Agreement or the Meloxicam Transfer Agreement.”

3. Expenses; Amendment Fee. The Loan Parties agree to pay all out-of-pocket and documented costs and expenses of the Agent and the Lenders (including diligence costs, consulting fees and Costs) in connection with the transactions contemplated by this Agreement invoiced to the Borrower (including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel to the Agent and the Lenders incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and the other Loan Documents). In consideration for the Agent and Lenders’ willingness to enter into this Amendment, the Loan Parties agree to pay (a) to the Agent an amendment fee in an amount equal to $5,000 (the “Agent Amendment Fee”), and (b) to the Lenders an amendment fee in an amount equal to $200,000 (the “Lender Amendment Fee”), which Agent Amendment Fee and Lender Amendment Fee shall be fully earned, due and payable and nonrefundable on date hereof.

4. Conditions to Effectiveness. This Amendment shall become effective on the date on which (a) the Agent and the Lenders receive counterpart signatures to this Amendment duly executed and delivered by the Loan Parties, the Agent and each Lenders, (b) the Lenders shall have received the Lender Amendment Fee in immediately available funds, (c) the Agent shall have received the Lender Amendment Fee in immediately available funds, and (d) the representations and warranties in Section 5 shall be true and correct.

5. Representations and Warranties. The Loan Parties represent and warrant to the Lenders and the Agent that, after giving effect to this Amendment:

(a) The representations and warranties of the Loan Parties contained in the Credit Agreement or any other Loan Document are true, accurate and correct in all material respects (without duplication of any materiality qualifiers); provided, however, that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects (without duplication of any materiality qualifiers) as of such date.

(b) No Default or Event of Default under the Loan Documents has occurred and is continuing or would result from the effectiveness of this Amendment.

6. No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment is limited to the matters specifically set forth herein and shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Agent or any Lender under the Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Agent or any Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Loan Document.

7. Waiver and Release. TO INDUCE THE AGENT AND THE LENDERS TO

AGREE TO THE TERMS OF THIS AMENDMENT, EACH LOAN PARTY AND ITS AFFILIATES (COLLECTIVELY, THE “RELEASING PARTIES”) REPRESENT AND WARRANT THAT, AS OF THE DATE HEREOF, THERE ARE NO CLAIMS OR OFFSETS AGAINST, OR RIGHTS OF RECOUPMENT WITH RESPECT TO, OR DISPUTES OF, OR DEFENSES OR COUNTERCLAIMS TO, THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS, AND IN ACCORDANCE THEREWITH THEY:

(a) WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DISPUTES, DEFENSES AND COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF.

(b) FOREVER RELEASE, RELIEVE AND DISCHARGE THE AGENT, EACH LENDER AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT AND/OR OMISSIONS AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY.

(c) IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS AMENDMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR

EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.

(d) COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS AGREEMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT OR PROCEEDING.

(e) REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.

(f) ACKNOWLEDGE THAT THEY HAVE HAD THE BENEFIT OF INDEPENDENT LEGAL ADVICE WITH RESPECT TO THE ADVISABILITY OF ENTERING INTO THIS RELEASE AND HEREBY KNOWINGLY, AND UPON SUCH ADVICE OF COUNSEL, WAIVE ANY AND ALL APPLICABLE RIGHTS AND BENEFITS UNDER, AND PROTECTIONS OF, CALIFORNIA CIVIL CODE SECTION 1542, AND ANY AND ALL STATUTES AND DOCTRINES OF SIMILAR EFFECT. CALIFORNIA CIVIL CODE SECTION 1542 PROVIDES AS FOLLOWS:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, and that if known by him or her, would have materially affected his or her settlement with the debtor or released party.

8. Guarantor Reaffirmation. Each Guarantor hereby ratifies and reaffirms as of the date hereof the guarantee granted by it to the Agent for the benefit of the Lenders under the Loan Documents and agrees and acknowledges that such guarantee shall continue and shall remain in full force and effect from and after the date hereof after giving effect from and after the date hereof, and the obligations guaranteed thereby shall include the Loan Parties’ obligations under the Loan Documents from and after the date hereof. Except as expressly provided herein, this Amendment shall not release, reduce or diminish any Loan Party’s obligations to the Agent and the Lenders under the Loan Documents, or prejudice, alter or in any regard adversely affect the rights and remedies of the Agent or any Lender in respect thereof.

9. Reaffirmation of Security Interest. Each Loan Party hereby (i) affirms that each of the security interests and liens granted in or pursuant to the Loan Documents are valid and subsisting and shall continue and shall remain in full force and effect from and after the date hereof and (ii) agree that this Agreement shall in no manner impair or otherwise adversely affect any of the security interests and liens granted in or pursuant to the Loan Documents.

10. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one agreement. Executed copies of the signature pages of this Amendment sent by facsimile or transmitted electronically shall be treated as originals, fully binding and with full legal force and effect, and the parties waive any rights they may have to object to such treatment.

11. Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

12. Agent Authorization. Each of the undersigned Lenders, who collectively constitute all of the Lenders under the Credit Agreement, hereby (i) authorizes and directs the Agent to execute and deliver this Amendment and any documents related thereto (ii) acknowledges and agrees that the undersigned Lenders constitute all of the Lenders necessary to direct the Agent to execute such documents; and (iii) acknowledges and agrees that the direction set forth in this Amendment constitutes an instruction, consent and request of the Lenders under the Loan Documents, including Section 9.3 of the Credit Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

BAUDAX BIO, INC.

By:	/s/ Gerri Henwood
Name: Gerri Henwood
Title: Chief Executive Officer and President

GUARANTORS:

BAUDAX BIO N.A. LLC

By:	/s/ Gerri Henwood
Name: Gerri Henwood
Title: Director

BAUDAX BIO LIMITED

By:	/s/Gerri Henwood
Name: Gerri Henwood
Title: Director

[Signature Page to Amendment No. 2 to Credit Agreement]

AGENT:

WILMINGTON TRUST, NATIONAL ASSOCIATION

By:	/s/ Andrew Lennon
Name: Andrew Lennon
Title: Assistant Vice President

LENDERS:

MAM EAGLE LENDER, LLC

By:	/s/ Lou Hanover
Name: Lou Hanover
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Credit Agreement]